                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A
                        AMENDMENT NO. 1 TO CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                  May 31, 2001

                            HARVARD BIOSCIENCE, INC.
             (Exact Name of Registrant as specified in its charter)

         Delaware                     0-31923                04-3306140
(State or other jurisdiction      (Commission File        (I.R.S. Employer
     of incorporation)                 Number)           Identification No.)

                 84 October Hill Road, Holliston, MA 01746-1371
              (Address of principal executive offices and zip code)

                                 (508) 893-8999
              (Registrant's telephone number, including area code)

         Harvard Bioscience, Inc. (the "Company") hereby amends its Current Report on Form 8-K, dated May 31, 2001, in order to file the financial statements and pro forma financial information required by Item 7 of Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

     Audited financial statements of Union Biometrica, Inc. as of and for the years ended December 31, 1999 and 2000 and unaudited financial statements of Union Biometrica, Inc. as of March 31, 2001 and for the three months ended March 31, 2000 and 2001 are contained in Exhibit 99.2 attached hereto and are incorporated herein by reference.

(b)  PRO FORMA FINANCIAL INFORMATION.

     Unaudited pro forma financial information of Harvard Bioscience, Inc. as of and for the year ended December 31, 2000 and the three months ended March 31, 2001 giving pro forma effect to Harvard Bioscience, Inc.'s acquisition of Union Biometrica, Inc. is contained in Exhibit 99.3 attached hereto and is incorporated herein by reference.

(c)  EXHIBITS

            EXHIBIT NO.        DESCRIPTION
               *2.1            Agreement and Plan of Merger, dated as of May 31, 2001, by and among Harvard Bioscience, Inc., Union Biometrica, Inc. and
                               Union Biometrica, Inc.**
               23.1            Consent of Arthur Andersen LLP
               23.2            Consent of KPMG LLP
               *99.1           Press release dated May 31, 2001
               99.2            Audited financial statements of Union Biometrica, Inc. as of and for the years ended December 31, 1999 and 2000 and
                               unaudited financial statements of Union Biometrica, Inc. as of
                               March 31, 2001 and the three months ended March 31, 2000 and
                               2001
               99.3            Unaudited pro forma financial information of Harvard
                               Bioscience, Inc. as of and for the year ended December 31, 2000 and the three months ended March 31, 2001, relating to the acquisition of Union Biometrica, Inc.

            *Previously filed.

            **The Company agrees to furnish supplementally to the Commission a copy of any omitted schedule or exhibit to this agreement upon request by the Commission.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 14, 2001                     HARVARD BIOSCIENCE, INC.

                                           By: /s/ James L. Warren
                                              ---------------------------------
                                              James L. Warren
                                              Chief Financial Officer



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

                                        EXHIBIT INDEX

EXHIBIT NO.        DESCRIPTION
*2.1               Agreement and Plan of Merger, dated as of May 31, 2001, by and among Harvard
                   Bioscience, Inc., Union Biometrica, Inc. and Union Biometrica, Inc.**

23.1               Consent of Arthur Andersen LLP

23.2               Consent of KPMG LLP

*99.1              Press Release dated May 31, 2001

99.2               Audited financial statements of Union Biometrica, Inc. as of and for the years ended December 31, 1999 and 2000 and unaudited financial statements of Union
                   Biometrica, Inc. as of March 31, 2001 and the three months ended March 31,
                   2000 and 2001

99.3               Unaudited pro forma financial information of Harvard Bioscience, Inc. as of and for the year ended December 31, 2000 and the three months ended March 31,
                   2001, relating to the acquisition of Union Biometrica, Inc.

                   *Previously filed.

                   **The Company agrees to furnish
                   supplementally to the Commission a copy of any omitted schedule or exhibit to this agreement upon request by the Commission.

                                       4